Item 1. Report to Shareholders

OCTOBER 31, 2004

JAPAN FUND

Annual Report

T. ROWE PRICE


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The views and opinions in this report were current as of October 31, 2004. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund's future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.
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account at troweprice.com for more information.


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T. Rowe Price Japan Fund
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FELLOW SHAREHOLDERS

Japanese stocks advanced over the 12-month period ended October 31, 2004, despite giving back some of their gains in the last six months. The broad equity market as measured by the MSCI Japan Index rose more than 9% over the period, but, from the peak in April to the September 2004 low, the index declined slightly more than 14%. Foreign investors, having raised their Japan weighting substantially in the first half, became disenchanted with Japan's growth prospects as concerns arose over the possibility of slowdowns in two key export markets, China and the U.S.

PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 10/31/04                    6 Months     12 Months
--------------------------------------------------------------------------------

Japan Fund                                  -4.36%        10.81%

TSE First Section Index                     -4.91          7.70

TSE Second Section Index                    -2.73         35.94

MSCI Japan Index                            -3.42          9.04

Lipper Japanese Funds Average               -5.77          6.54

We are pleased to report that your fund registered good returns during its fiscal year ended October 31, propelled by the broad recovery in the market. As shown in the table, the fund outpaced its Lipper peer group of funds and its broad MSCI market index for the one-year period; it outperformed its peers but trailed the index over the past six months. Small-caps outperformed over the period but corrected more than the broader market during the last six months. Our performance advantage for the 12-month period was due in part to our allocation to mid- and small-capitalization stocks, although this allocation detracted from performance in the second half. Good stock selection in the industrials and business services, information technology, and financials sectors also contributed positively to our results relative to the benchmarks over the year; health care and materials were the largest detractors. Over the past six months, our consumer discretionary holdings were the primary factor in our trailing the MSCI Japan Index.

MARKET ENVIRONMENT

Economy

The Japanese economy has experienced a strong cyclical recovery, driven by demand from the U.S. and China, a decline in the domestic savings rate, and a pickup in capital spending by cash-rich businesses. The Bank of Japan has also been supportive, its continuing efforts to end deflation having a positive effect on domestic liquidity. Industrial production has now recovered to the peak levels of recent years, although the rebound has been concentrated in the export-related machinery and auto sectors. Corporate profits are at record levels, which has until recently led to a recovery in domestic capital expenditure and with it an increased demand for labor. An unexpected drop in the savings rate has supported consumption as companies have been slow to raise wage levels. Although the rate of deflation has moderated, it is unlikely that we will see inflation in Japan in this cycle, and we do not expect the Bank of Japan to raise interest rates during this or next year.

Equity Markets

The markets' best-performing sectors over the year were health care and energy. Health care stocks' performance reflected their very poor performance in the previous year. These shares are widely held in domestic pension portfolios and had been bid lower due to a one-time restructuring of pension portfolios. Valuations reached very attractive levels, in our view, and a reversion to the mean was overdue. Energy stocks reflected the rise in the price of oil. This sector is less than 1% of the market--and is not included in the portfolio--as there are few listed upstream companies. The worst-performing sector was telecommunication services, reflecting the decline in average revenue per user
(ARPU) for mobile customers and the entry of Voice over Internet Protocol (VoIP) into the fixed-line market. We do not expect the trend to reverse, and we remain underweight.

Foreign investors continued to help drive the Japanese market over the past year. They have been joined recently by Japanese individual investors, however. Somewhat echoing the U.S. experience of the late 1990s, these individual investors, who have actively embraced online brokerage, were especially drawn to small-cap issues and stocks that were likely to split. Their enthusiasm resulted early in the period in a bubble in smaller-company stocks that quickly burst. Domestic institutional investors have remained more circumspect. Stock selection within sectors remains of central importance, and the performance of the largest companies, as represented by the TOPIX Core 30 Index, has lagged the broader and smaller indexes. The premium once accorded to leading Japanese companies has largely been erased in many sectors.

PORTFOLIO REVIEW AND STRATEGY

The fund's top contributors for the six-month period included the major banking group Sumitomo Mitsui Financial and Toyota Motor. Other major contributors included the leading domestic human resources service agency Pasona, which we eliminated during the period following a year of vigorous gains, and Internet-related company Trend Micro. Major detractors included software and services company Faith, industrial electronics conglomerate NEC, and consumer electronics maker D&M Holdings, all of which were eliminated. (Please refer to our portfolio of investments for a complete listing of the fund's holdings and the amount each represents in the portfolio.)

The Japanese economy continues to be too large for investors to ignore but too complicated for anyone to predict its course with certainty. Although the world leader in many technologies, such as robotics, Japan's industry is heavily dependent on imported raw materials and fuels. With a government debt equal to 150% of GDP, the country must find a way to stimulate further economic growth without compounding its fiscal problems. Yet for all the challenges it faces, the country is the home of many of the world's most competitive companies, which draw only part of their revenues from the internal market.

SECTOR DIVERSIFICATION
--------------------------------------------------------------------------------

                                           Percent of Net Assets
                                           4/30/04      10/31/04
--------------------------------------------------------------------------------

Consumer Discretionary                       27.9%         25.8%

Financials                                   13.5          19.3

Industrials and Business Services            12.8          14.6

Information Technology                       13.2          14.1

Materials                                    10.9           7.2

Health Care                                   3.7           6.7

Consumer Staples                              4.0           3.3

Telecommunications Services                   5.0           2.7

Utilities                                     1.0           0.0

Other and Reserves                            8.0           6.3
--------------------------------------------------------------------------------

Total                                       100.0%        100.0%

Our strategy is to focus on high-quality companies across the capitalization spectrum with capable management and strong long-term growth potential, as we believe that these will be the companies that will ensure Japan's long-term future. At the same time, it is important to recognize the success that many more-traditional companies have had in restructuring their cost bases to the extent that the operating margins and returns on equity have returned to, or exceeded, historical levels. The portfolio continues to be broadly diversified across sectors and includes a number of mid- and small-cap growth stocks. We also continue to focus on a set of key themes. Our bottom-up stock-picking approach led us to emphasize the following industries and sectors:


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Mini hard disk drives. The popularity of portable media devices such as the
Apple iPod has been a boon for the makers of key components such as miniature hard disk drives. Many Japanese companies have large market shares in these key components, and the fund has increased exposure through investments in Hoya, NHK Spring, and Nidec.

Business services. This sector is not only enjoying the business cycle recovery but is also a major beneficiary of the increasing trend toward outsourcing as part of the restructuring of many Japanese companies. In this sector, we own the leading wholesale auctioneer of used vehicles, USS; a used-car retailer, Gulliver International; and a Hollywood-style wedding hall operator, Take and Give Needs.

Specialty retailing. We have exposure to this industry through children's goods retailer Nishimatsuya Chain, home furnishings and fittings retailer Nitori, casual ladies wear retailer Point, and DVD rental chain Culture Convenience Club.

Gaming. We consider this to be an area for potential long-term growth as restrictions are gradually eased in this sector. We have holdings in arcade operator and slot machine manufacturer SEGA Sammy and pachinko LSI chip company Axell.

OUTLOOK

For all the challenges facing their host economy, Japanese companies continue to offer good value relative to their growth prospects and, in many cases, relative to other markets. The Japanese equity market has recovered, and foreign investment in Japanese equities has reached record levels. These overseas investors are realizing that many Japanese companies have taken the painful but necessary steps to streamline their operations and reduce debt. It is our goal to help our shareholders benefit from these important changes.

Respectfully submitted,

David J.L. Warren
President, T. Rowe Price International Funds, Inc.

November 22, 2004


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RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Lipper Averages:
The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

MSCI Japan Index:
Tracks the performance of the broad Japanese stock market.

TSE First Section Index:
Tracks the performance of larger companies on the Tokyo Stock Exchange.

TSE Second Section Index:
Tracks the performance of smaller and newly listed companies on the Tokyo Stock Exchange.



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T. Rowe Price Japan Fund
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PORTFOLIO HIGHLIGHTS
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TWENTY-FIVE LARGEST HOLDINGS
                                                                      Percent of
                                                                      Net Assets
                                                                        10/31/04
--------------------------------------------------------------------------------

Toyota Motor                                                                5.3%

Canon                                                                       2.5

Nissan Motor                                                                2.5

Takeda Chemical Industries                                                  2.4

Mitsubishi Tokyo Financial                                                  2.2

--------------------------------------------------------------------------------

Keyence                                                                     1.9

Trend Micro                                                                 1.9

T&D Holdings                                                                1.8

USS                                                                         1.7

Yamanouchi Pharmaceutical                                                   1.7

--------------------------------------------------------------------------------

Sega Sammy Holdings                                                         1.7

Mizuho Financial Group                                                      1.7

Sumitomo Mitsui Financial                                                   1.6

Mitsubishi                                                                  1.5

NTT DoCoMo                                                                  1.5

--------------------------------------------------------------------------------

Hoya                                                                        1.5

Nidec                                                                       1.4

Resona Holdings                                                             1.3

Konica Minolta Holdings                                                     1.3

Toyota Tsusho                                                               1.3

--------------------------------------------------------------------------------

Mitsubishi Electric                                                         1.3

Daito Trust Construction                                                    1.2

Hitachi Chemical                                                            1.2

Teijin                                                                      1.2

Daiwa Securities                                                            1.2

--------------------------------------------------------------------------------

Total                                                                      44.8%


Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund and collateral for securities lending.


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T. Rowe Price Japan Fund
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GROWTH OF $10,000
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

[Graphic Omitted]

JAPAN FUND
--------------------------------------------------------------------------------

As of 10/31/04

MSCI Japan Index   $6,992

Japan Fund   $8,223

TSE First Section Index   $6,253

                   TSE First                    MSCI
                 Section Index               Japan Index          Japan Fund

10/94              $ 10,000                   $ 10,000             $ 10,000

10/95                 8,444                      8,702                8,713

10/96                 8,340                      8,642                8,370

10/97                 6,496                      7,082                7,396

10/98                 5,437                      6,073                6,236

10/99                 9,168                      9,635               12,639

10/00                 7,732                      8,528               10,792

10/01                 5,295                      5,760                6,858

10/02                 4,306                      4,815                5,274

10/03                 5,806                      6,412                7,420

10/04                 6,253                      6,992                8,223



AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund and its benchmarks would have performed if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 10/31/04                      1 Year        5 Years       10 Years
--------------------------------------------------------------------------------

Japan Fund                                  10.81%         -8.24%         -1.94%

TSE First Section Index                      7.70          -7.37          -4.59

MSCI Japan Index                             9.04          -6.21          -3.52

Lipper Japanese Funds Average                6.54          -7.62          -2.27

Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results.


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T. Rowe Price Japan Fund
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FUND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table ("Actual") provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table ("Hypothetical") is based on hypothetical account values and expenses derived from the fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund's actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note:
T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.


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T. Rowe Price Japan Fund
--------------------------------------------------------------------------------

FUND EXPENSE EXAMPLE (CONTINUED)
--------------------------------------------------------------------------------

T. ROWE PRICE JAPAN FUND
--------------------------------------------------------------------------------

                                 Beginning           Ending        Expenses Paid
                             Account Value    Account Value       During Period*
                                    5/1/04         10/31/04   5/1/04 to 10/31/04
--------------------------------------------------------------------------------

Actual                          $    1,000       $   956.40            $    5.84

Hypothetical (assumes 5%
return before expenses)              1,000          1019.16                 6.03

*Expenses are equal to the fund's annualized expense ratio for the six-month period (1.19%), multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by the days in the year (366) to reflect the half-year period.

QUARTER-END RETURNS
--------------------------------------------------------------------------------

Periods Ended 9/30/04                        1 Year        5 Years      10 Years
--------------------------------------------------------------------------------

Japan Fund                                   18.81%         -7.50%        -1.87%

TSE First Section Index                       9.65          -6.71         -4.55

TSE Second Section Index                     43.45           2.58          1.83

MSCI Japan Index                             11.12          -5.91         -3.50

Lipper Japanese Funds Average                10.25          -7.24         -2.21

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.

This table provides returns through the most recent calendar quarter-end rather than through the end of the fund's fiscal period. It shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

T. Rowe Price Japan Fund
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS             For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                    Year
                                   Ended
                                10/31/04  10/31/03  10/31/02  10/31/01  10/31/00

NET ASSET VALUE

Beginning of period             $  7.12   $  5.06   $  6.58   $ 11.59   $ 13.62

Investment activities
  Net investment
  income (loss)                   (0.02)    (0.02)    (0.04)    (0.04)    (0.06)

  Net realized and
  unrealized gain (loss)           0.79      2.08     (1.48)    (3.77)    (1.92)

  Total from
  investment activities            0.77      2.06     (1.52)    (3.81)    (1.98)

Distributions
  Net realized gain                   -         -         -     (1.20)    (0.05)

NET ASSET VALUE

End of period                   $  7.89   $  7.12   $  5.06   $  6.58   $ 11.59
                                ------------------------------------------------

Ratios/Supplemental Data

Total return^                     10.81%    40.71%  (23.10)%  (36.45)%  (14.61)%

Ratio of total expenses to
average net assets                 1.21%     1.38%     1.35%     1.25%     1.09%

Ratio of net investment
income (loss) to average
net assets                       (0.26)%   (0.43)%   (0.60)%   (0.43)%   (0.38)%

Portfolio turnover rate           212.4%    254.7%    104.2%     45.8%     59.5%

Net assets, end of period
(in thousands)                  $199,874  $170,707  $101,879  $146,406  $309,686


^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Japan Fund
--------------------------------------------------------------------------------
                                                                October 31, 2004

PORTFOLIO OF INVESTMENTS (1)                           Shares              Value
--------------------------------------------------------------------------------
(Cost and value in $ 000s)

JAPAN   93.7%

Common Stocks   93.7%

Consumer Discretionary   25.8%

Aruze *                                                91,200              1,807

As One Corporation (ss.)                               57,500              1,665

Culture Convenience Club                              114,400              1,424

Daito Trust Construction (ss.)                         58,100              2,455

Doshisha (ss.)                                         51,400              1,707

Furuno Electric                                        85,000                694

Gulliver International                                 16,180              1,642

Netprice *                                                 78                422

Netprice (Bonus shares) *                                  42                227

NHK Spring (ss.)                                      284,000              1,961

Nihon Trim                                             18,200              1,255

Nippon Restaurant System                               24,900              1,172

Nishimatsuya Chain *                                   49,200              1,699

Nissan Motor                                          435,400              4,908

Nitori (ss.)                                           21,300              1,155

Point                                                  73,600              1,985

Sega Sammy *(ss.)                                      72,000              3,341

Shimano                                                91,900              2,258

Suzuki Motor (ss.)                                    123,000              2,174

Tohokushinsha Film                                     20,600                532

Token *                                                33,100              1,480

Toyota Motor                                          273,300             10,646

U's BMB Entertainment                                 306,000              1,645

USS                                                    42,150              3,407

Total Consumer Discretionary                                              51,661


Consumer Staples   3.3%

Hokuto                                                 72,800              1,333

J-Oil Mills                                           544,000              2,047

Maruha Group *                                        954,000              2,070

Snow Brand Milk *(ss.)                                396,500              1,167

Total Consumer Staples                                                     6,617

Financials   19.3%

AIFUL                                                  22,200              2,215

Arnest One                                             64,300              1,747

BSL Corporation                                       810,000              1,436

Century Leasing System                                121,500              1,291

Credit Saison (ss.)                                    71,800              2,296

Daiwa Securities                                      389,000              2,385

Leopalace21                                           123,500              2,255

Matsui Securities (ss.)                                39,600              1,050

Mitsubishi Tokyo Financial                                523              4,440

Mitsui Trust                                          323,000              2,221

Mizuho Financial Group                                    862              3,325

OMC Card *                                            199,000              2,236

Resona Holdings *(ss.)                              1,619,000              2,672

SMBC Friend Securities *                              343,000              2,171

Sumitomo Mitsui Financial (ss.)                           486              3,158

T&D Holdings *(ss.)                                    81,650              3,604

Total Financial                                                           38,502

Health Care   6.7%

Hisamitsu Pharmaceutical                               58,000              1,066

I Rom                                                     310                488

Nichi-iko Pharmaceutical                               52,000                456

Takeda Pharmaceutical                                 101,200              4,887

Terumo                                                 46,100              1,148

Tsumura & Company (ss.)                               123,000              1,903

Yamanouchi Pharmaceutical                              91,200              3,346

Total Health Care                                                         13,294

Industrials & Business Services   14.6%

Ahresty *                                              40,100                522

Aica Kogyo                                            143,000              1,708

Asahi Pretec                                           83,500              1,036

Bando Chemical                                        301,000              1,187

Benesse                                                40,300              1,121

Central Glass (ss.)                                   303,000              2,041

Chiyoda *                                             239,000              1,808

Daikin Industries                                      94,000              2,287

Kawasaki Kisen Kaisha (ss.)                           170,000              1,134

Mitsubishi                                            272,000              3,004

Mitsubishi Electric                                   544,000              2,545

Phoenix Electric *(ss.)                               110,500              1,730

Ryobi                                                 357,000              1,280

Secom                                                  35,000              1,271

Sumitomo Heavy Industries *(ss.)                      799,000              2,321

Take & Give Needs *(ss.)                                  151                162

Take & Give Needs (Bonus shares) *(ss.)                 1,359              1,461

Toyota Tsusho (ss.)                                   199,000              2,622

Total Industrials & Business Services                                     29,240

Information Technology   14.1%

Axell                                                     242              1,472

Canon                                                 102,000              5,032

Citizen Watch (ss.)                                   121,400              1,141

Hoya                                                   28,500              2,925

Keyence                                                16,900              3,807

Konica Minolta Holdings                               199,000              2,654

Nidec (ss.)                                            26,600              2,880

Roland DG Corporation (ss.)                            30,200              1,496

Shimadzu (ss.)                                        409,000              2,272

Trend Micro (ss.)                                      79,000              3,785

Yahoo Japan *(ss.)                                        159                691

Total Information Technology                                              28,155

Materials   7.2%

Air Water (ss.)                                       250,000              1,566

Hitachi Chemical                                      153,600              2,425

JFE Holdings (ss.)                                     54,900              1,473

JSP Corporation                                        17,600                183

JSR (ss.)                                              72,400              1,317

Kanto Denka Kogyo                                     145,000                509

Nihon Parkerizing                                     192,000              1,633

Sekisui Jushi                                         167,000                970

Sumitomo Metal Mining                                 166,000              1,120

Teijin                                                620,000              2,409

Yamato Kogyo                                           60,000                778

Total Materials                                                           14,383

Telecommunication Services   2.7%

KDDI                                                      217              1,044

NTT DoCoMo                                              1,667              2,940

Okinawa Cellular Telephone *                              298              1,406

Total Telecommunication Services                                           5,390

Total Japan (Cost $178,375)                                              187,242

SHORT-TERM INVESTMENTS   4.0%

Money Market Funds   4.0%

T. Rowe Price Reserve Investment
  Fund, 1.81% #!                                    8,090,460              8,090

Total Short-Term Investments (Cost $8,090)                                 8,090

SECURITIES LENDING COLLATERAL   17.7%

Money Market Pooled Account   17.7%

Investment in money market pooled account
managed by JP Morgan Chase Bank,
London, 1.788% #                                   35,325,191             35,325

Total Securities Lending Collateral (Cost $35,325)                        35,325

Total Investments in Securities

115.4% of Net Assets (Cost $221,790)                                    $230,657
                                                                        --------


(1)   Denominated in currency of country of incorporation unless otherwise noted

#     Seven-day yield

*     Non-income producing

(ss.) All or a portion of this security is on loan at October 31, 2004 - See
      Note 2

!     Affiliated company - See Note 5

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Japan Fund
--------------------------------------------------------------------------------
                                                                October 31, 2004

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
(In thousands except shares and per share amounts)

Assets

Investments in securities, at value

   Affiliated companies (cost $8,090)                            $         8,090

   Other companies (cost $213,700)                                       222,567

   Total investments in securities                                       230,657

Other assets                                                               6,914

Total assets                                                             237,571

Liabilities

Obligation to return securities lending collateral                       35,325

Other liabilities                                                         2,372

Total liabilities                                                        37,697

NET ASSETS                                                      $       199,874
                                                                ---------------

Net Assets Consist of:

Undistributed net realized gain (loss)                          $       (45,519)

Net unrealized gain (loss)                                                8,908

Paid-in-capital applicable to 25,348,596 shares of
$0.01 par value capital stock outstanding;
2,000,000,000 shares of the Corporation authorized                      236,485

NET ASSETS                                                      $       199,874
                                                                ---------------

NET ASSET VALUE PER SHARE                                       $          7.89
                                                                ---------------

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Japan Fund
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
($ 000s)

                                                                            Year
                                                                           Ended
                                                                        10/31/04

Investment Income (Loss)

Income
  Dividend (net of foreign taxes of $116)                         $       1,631

  Securities lending                                                        178

  Total income                                                            1,809

Expenses
  Investment management                                                   1,543

  Shareholder servicing                                                     482

  Custody and accounting                                                    155

  Prospectus and shareholder reports                                         49

  Registration                                                               33

  Legal and audit                                                            21

  Directors                                                                   5

  Miscellaneous                                                               6

  Total expenses                                                          2,294

Net investment income (loss)                                               (485)

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                             37,257

  Foreign currency transactions                                              (8)

  Net realized gain (loss)                                               37,249

Change in net unrealized gain (loss)
  Securities                                                            (23,582)

  Other assets and liabilities
  denominated in foreign currencies                                          62

  Change in net unrealized gain (loss)                                  (23,520)

Net realized and unrealized gain (loss)                                  13,729

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                            $      13,244
                                                                  -------------

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Japan Fund
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
($ 000s)

                                                        Year
                                                       Ended
                                                    10/31/04            10/31/03

Increase (Decrease) in Net Assets

Operations
  Net investment income (loss)               $         (485)     $         (485)

  Net realized gain (loss)                           37,249                  87

  Change in net unrealized gain (loss)              (23,520)             45,350

  Increase (decrease) in net assets
    from operations                                  13,244              44,952

Capital share transactions *
  Shares sold                                       124,951             222,393

  Shares redeemed                                  (109,085)           (198,517)

  Redemption fees received                               57                   -

  Increase (decrease) in net assets from capital
  share transactions                                 15,923              23,876

Net Assets

Increase (decrease) during period                    29,167              68,828

Beginning of period                                 170,707             101,879

End of period                                $      199,874      $      170,707
                                             -----------------------------------

(Including undistributed net investment
income (loss) of $0 at 10/31/04 and $0 at 10/31/03)

* Share information
    Shares sold                                      16,055              42,164

    Shares redeemed                                 (14,679)            (38,332)

    Increase (decrease) in shares outstanding         1,376               3,832

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Japan Fund
--------------------------------------------------------------------------------
                                                                October 31, 2004

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Japan Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on December 30, 1991. The fund seeks long-term growth of capital through investments in the common stocks of companies located (or with primary operation) in Japan.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation
The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that both the NYSE and the Tokyo Stock Exchange are open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation.

Other investments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund's share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation

Committee, established by the fund's Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day's opening prices in the same markets, and adjusted prices.

Currency Translation
Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Redemption Fees
A 2% fee is assessed on redemptions of fund shares held less than 90 days to deter short-term trading and protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and have the primary effect of increasing paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions

Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Other
In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Securities Lending
The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account managed by the fund's lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At October 31, 2004, the value of loaned securities was $31,728,000; aggregate collateral consisted of $35,325,000 in money market pooled account.

Other
Purchases and sales of portfolio securities, other than short-term securities, aggregated $398,408,000 and $383,807,000, respectively, for the year ended October 31, 2004.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

There were no distributions in the year ended October 31, 2004. At October 31, 2004, the tax-basis components of net assets were as follows:

--------------------------------------------------------------------------------

Unrealized appreciation                                    $         14,871,000

Unrealized depreciation                                              (5,963,000)

Net unrealized appreciation (depreciation)                            8,908,000

Capital loss carryforwards                                          (45,519,000)

Paid-in capital                                                     236,485,000

Net assets                                                 $        199,874,000
                                                           --------------------

The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. During the fiscal year ended October 31, 2004, the fund utilized $36,935,000 of capital loss carryforwards. As of October 31, 2004, the fund had $45,080,000 of capital loss carryforwards that expire in fiscal 2010, and $439,000 that expire in fiscal 2011.

For the year ended October 31, 2004, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to the current net operating loss. Results of operations and net assets were not affected by these reclassifications.

--------------------------------------------------------------------------------

Undistributed net investment income                        $            485,000

Undistributed net realized gain                                        (247,000)

Paid-in capital                                                        (238,000)

At October 31, 2004, the cost of investments for federal income tax purposes was $221,791,000.

NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of income.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.50% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its average daily net assets to those of the group. At October 31, 2004, the effective annual group fee rate was 0.31%, and investment management fee payable totaled $139,000.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent.T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and record-keeping services for certain retirement accounts invested in the fund. For the year ended October 31, 2004, expenses incurred pursuant to these service agreements were $65,000 for Price Associates, $321,000 for T. Rowe Price Services, Inc., and $10,000 for T. Rowe Price Retirement Plan Services, Inc. At period-end, a total of $47,000 of these expenses was payable.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended October 31, 2004, the fund was allocated $24,000 of Spectrum Funds' expenses, of which $14,000 related to services provided by Price and $4,000 was payable at period-end. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. At October 31, 2004, approximately 4.5% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the year ended October 31, 2004, dividend income from the Reserve Funds totaled $112,000, and the value of shares of the Reserve Funds held at October 31, 2004 and October 31, 2003 was $8,090,000 and $9,652,000, respectively.

T. Rowe Price Japan Fund
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Directors of T. Rowe Price International Funds, Inc. and Shareholders of T. Rowe Price Japan Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Japan Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the "Fund") at October 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
November 22, 2004

T. Rowe Price Japan Fund
--------------------------------------------------------------------------------

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/04
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For taxable non-corporate shareholders, $84,000 of the fund's income represents qualified dividend income subject to the 15% rate category.

The fund will pass through foreign source income of $84,000 and foreign taxes paid of $84,000.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS
--------------------------------------------------------------------------------

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund's Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC's Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words "Company Info" at the top of our homepage for individual investors. Then, in the window that appears, click on the "Proxy Voting Policy" navigation button in the top left corner.

Each fund's most recent annual proxy voting record is available on our Web site and through the SEC's Web site. To access it through our Web site, follow the directions above, then click on the words "Proxy Voting Record" at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available electronically on the SEC's Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC's Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

T. Rowe Price Japan Fund
--------------------------------------------------------------------------------

ABOUT THE FUND'S DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, compliance matters, advisory fees and expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)          Principal Occupation(s) During Past 5 Years
Year Elected *           and Directorships of Other Public Companies


Anthony W. Deering       Director, Chairman of the Board, and Chief Executive
(1945)                   Officer, The Rouse Company, real estate developers;
1991                     Director, Mercantile Bank (4/03 to present)

Donald W. Dick, Jr.      Principal, EuroCapital Advisors, LLC, an acquisition
(1943)                   and management advisory firm
1988

David K. Fagin           Director, Golden Star Resources Ltd., Canyon
(1938)                   Resources Corp. (5/00 to present), and Pacific Rim
2001                     Rim Mining Corp. (2/02 to present); Chairman and
                         President, Nye Corporation

Karen N. Horn            Managing Director and President, Global Private Client
(1943)                   Services, Marsh, Inc. (1999-2003); Managing Director
2003                     and Head of International Private Banking, Bankers
                         Trust (1996-1999)

F. Pierce Linaweaver     President, F. Pierce Linaweaver & Associates, Inc.,
(1934)                   consulting environmental and civil engineers
2001

John G. Schreiber        Owner/President, Centaur Capital Partners, Inc., a
(1946)                   real estate investment company; Blackstone Real
2001                     Estate Advisors, L.P.

 *Each independent director oversees 111 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

INSIDE DIRECTOR

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price       Principal Occupation(s) During Past 5 Years
Portfolios Overseen]           and Directorships of Other Public Companies

James S. Riepe                 Director and Vice President, T. Rowe Price;
(1943)                         Vice Chairman of the Board, Director, and
2002                           Vice President, T. Rowe Price Group, Inc.;
[111]                          Chairman of the Board and Director, T. Rowe
                               Price Global Asset Management Limited, T.
                               Rowe Price Global Investment Services
                               Limited, T. Rowe Price Investment Services,
                               Inc., T. Rowe Price Retirement Plan Services,
                               Inc., and T. Rowe Price Services, Inc.;
                               Chairman of the Board, Director, President, and Trust Officer, T. Rowe Price Trust
                               Company; Director, T. Rowe Price
                               International, Inc.; Chairman of the Board,
                               International Funds

*Each inside director serves until retirement, resignation, or election of a successor.


OFFICERS

Name (Year of Birth)
Title and Fund(s) Served                Principal Occupation(s)

Christopher D. Alderson (1962)          Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        International, Inc.

Mark C.J. Bickford-Smith (1962)         Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Stephen V. Booth CPA (1961)             Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        Trust Company

Brian J. Brennan, CFA (1964)            Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        Trust Company

Joseph A. Carrier (1960)                Vice President, T. Rowe Price, T. Rowe
Treasurer, International Funds          Price Group, Inc., T. Rowe Price
                                        Investment Services, Inc., and T. Rowe
                                        Price Trust Company

Michael J. Conelius, CFA (1964)         Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        International, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Ann B. Cranmer, FCIS (1947)             Vice President, T. Rowe Price Group,
Assistant Vice President,               Inc., and T. Rowe Price International,
International Funds                     Inc.; Vice President and Secretary, T.
                                        Rowe Price Global Asset Management
                                        Limited and T. Rowe Price Global
                                        Investment Services Limited

Julio A. Delgado, CFA (1965)            Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Frances Dydasco (1966)                  Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Mark J.T. Edwards (1957)                Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Roger L. Fiery III, CPA (1959)          Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., T. Rowe Price
                                        International, Inc., and T. Rowe Price
                                        Trust Company

Gregory S. Golczewski  (1966)           Vice President, T. Rowe Price and T.
Vice President, International Funds     Rowe Price Trust Company

M. Campbell Gunn (1956)                 Vice President, T. Rowe Price Global
Vice President, International Funds     Investment Services Limited, T. Rowe
                                        Price Group, Inc., and T. Rowe Price
                                        International, Inc.

Henry H. Hopkins (1942)                 Director and Vice President, T. Rowe
Vice President, International Funds     Price Investment Services, Inc., T.
                                        Rowe Price Services, Inc., and T. Rowe
                                        Price Trust Company; Vice President, T.
                                        Rowe Price, T. Rowe Price Group, Inc.,
                                        T. Rowe Price International, Inc., and
                                        T. Rowe Price Retirement Plan Services,
                                        Inc.

Ian D. Kelson (1956)                    Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        International, Inc.; formerly Head of
                                        Fixed Income, Morgan Grenfell/Deutsche
                                        Asset Management (to 2000)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Patricia B. Lippert (1953)              Assistant Vice President, T. Rowe Price
Secretary, International Funds          and T. Rowe Price Investment Services,
                                        Inc.

Raymond A. Mills, Ph.D., CFA (1960)     Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        International, Inc.

George A. Murnaghan (1956)              Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., T. Rowe Price
                                        International, Inc.,T. Rowe Price
                                        Investment Services, Inc., and T. Rowe
                                        Price Trust Company

Philip A. Nestico (1976)                Vice President, T. Rowe Price
Vice President, International Funds

Gonzalo Pangaro, CFA (1968)             Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Robert A. Revel-Chion (1965)            Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Christopher J. Rothery (1963)           Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

James B.M. Seddon (1964)                Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Robert W. Smith (1961)                  Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        International, Inc.

Dean Tenerelli (1964)                   Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Justin Thomson (1968)                   Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Julie L. Waples (1970)                  Vice President, T. Rowe Price
Vice President, International Funds

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

David J.L. Warren (1957)                Director and Vice President, T. Rowe
President, International Funds          Price; Vice President, T. Rowe Price
                                        Group, Inc.; Chief Executive Officer,
                                        Director, and President, T. Rowe Price
                                        International, Inc.; Director, T. Rowe
                                        Price Global Asset Management Limited
                                        and T. Rowe Price Global Investment
                                        Services Limited

William F. Wendler II, CFA (1962)       Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        International, Inc.

Richard T. Whitney, CFA (1958)          Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., T. Rowe Price
                                        International, Inc., and T. Rowe Price
                                        Trust Company

Edward A. Wiese, CFA (1959)             Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        Trust Company; Chief Investment Officer,
                                        Director, and Vice President, T. Rowe
                                        Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Directors/Trustees has determined that Mr. David K. Fagin qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Fagin is considered independent for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:
                                               2004                  2003
     Audit Fees                             $10,724               $12,279
     Audit-Related Fees                       1,049                   696
     Tax Fees                                 2,951                 3,227
     All Other Fees                             124                    --

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant's Board of Directors/Trustees.

(e)(1) The registrant's audit committee has adopted a policy whereby audit and non-audit services performed by the registrant's principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $849,000 and $819,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant's principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant's audit committee. Accordingly, these services were considered by the registrant's audit committee in maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant's principal executive officer and principal financial officer are aware of no change in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     December 17, 2004


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     December 17, 2004



By       /s/ Joseph A. Carrier
         -----------------------------------
         Joseph A. Carrier
         Principal Financial Officer

Date     December 17, 2004